                                                                    EXHIBIT 3.21
                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                       NALCO/EXXON ENERGY CHEMICALS, L.P.

                               -----------------

     The undersigned, desiring to form a limited partnership pursuant to the
Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17,
does hereby certify as follows:

     I.   The name of the limited partnership (the "Partnership") is NALCO/EXXON
ENERGY CHEMICALS, L.P.

     II.  The address of the Partnership's registered office in the State of
Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle.
The name of the Partnership's registered agent for service of process in the
State of Delaware at such address is The Corporation Trust Company.

     III. The name and mailing address of the general partner of the Partnership is as follows:

          Nalco/Exxon Energy Chemicals, Inc.
          7701 Highway-A
          Sugar Land, Texas 77478

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of
Limited Partnership of NALCO/EXXON ENERGY CHEMICALS, L.P. as of August 8, 1994.

                                            NALCO/EXXON ENERGY CHEMICALS, INC.,
                                            as general partner

                                            /s/ W. Steven Weeber
                                            ------------------------------------
                                            By:  W. Steven Weeber
                                            Title: President

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                       NALCO/EXXON ENERGY CHEMICALS, L.P.

     The undersigned, desiring to amend the Certificate of Limited Partnership of NALCO/EXXON ENERGY CHEMICALS, L.P. pursuant to the provisions of Section
17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware,
does hereby certify as follows:

     FIRST:   The name of the Limited Partnership is NALCO/EXXON ENERGY
CHEMICALS, L.P.

     SECOND:  Article I of the Certificate of Limited Partnership shall be amended as follows: The name of the limited partnership (the "Partnership") is
ONDEO Nalco Energy Services, L.P.

            IN WITNESS WHEREOF, the undersigned executed this Amendment to the
Certificate of Limited Partnership on this 14th day of June, 2001.

/s/ Jack A. Schubert
---------------------------------
General Partner:  ONDEO NALCO  ENERGY SERVICES, INC.
By: Jack A. Shubert
Title:  President

                               CERTIFICATE OF AMENDMENT
                                          TO
                          CERTIFICATE OF LIMITED PARTNERSHIP
                                          OF
                          ONDEO NALCO ENERGY SERVICES, L.P.

     The undersigned, desiring to amend the Certificate of Limited Partnership of ONDEO NALCO ENERGY SERVICES, L.P. pursuant to the provisions of Section
17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware,
does hereby certify as follows:

     FIRST:   The name of the Limited Partnership is ONDEO Nalco Energy
Services, L.P.

     SECOND:  Article I of the Certificate of Limited Partnership shall be amended as follows: The name of the limited partnership (the "Partnership") is
Nalco Energy Services, L.P.

     THIRD:   The General Partner has amended its name. The new name and address is:

           Nalco Energy Services, Inc.
           7701 Highway 90-A
           Sugar Land, TX  77478

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed this 7th day of November, 2003.

/s/ J. Michael Newton
------------------------------------
General Partner:  NALCO ENERGY SERVICES, INC.
By:     J. Michael Newton
Title:  Secretary